Exhibit 21.1
                            Schedule of Subsidiaries


Carson Products Company                                        (Delaware)
(Wholly-Owned Subsidiary of Carson, Inc.)
64 Ross Road
Savannah, GA  31405

Carson Management Co.                                          (Georgia)
(Subsidiary of Carson Products Company)
c/o Carson Products Company
64 Ross Road
Savannah, GA  31405

Carson Holdings Limited                                        (South Africa)
 (52.8% owned by Carson Products Company)
427 15th Road
Randjiespark
Midrand
(Private Bag X103, Halfway House, 1685)
South Africa

Carson Products (Proprietary) Limited                          (South Africa)
 (Wholly-Owned Subsidiary of Carson Holdings Limited)
427 15th Road
Randjiespark
Midrand
(Private Bag X103, Halfway House, 1685)

South Africa
Carson Botswana (PTY Limited)                                  (Botswana)
(Wholly-Owned Subsidiary of Carson Products Company)
2nd Floor Finance House
Khama Crescent
Gabarone, Botswana

Carson Products West Africa Limited                            (Ghana)
(Wholly-Owned Subsidiary of Carson Holdings Limited)
Private Post Bag
Accra, Ghana



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Carson Products East Africa (Epz) Limited                      (Kenya)
(Wholly-Owned Subsidiary of Carson Holdings Limited)
c/o Kaplan & Stratton
P.O. Box 40111
Nairobi, Kenya

Carson UK, Limited                                             (United Kingdom)
(Wholly-Owned Subsidiary of Carson Products Company)
43 Hagley Road
Stourbridge, West Midlands, DDY8 1QR
United Kingdom

Carson Products do Brasil                                      (Brazil)
(Wholly-Owned Subsidiary of Carson Products Company)
c/o Araujo e Policastro
Av. Bridgadeiro Paria Lima, 2894
11th Floor
Sao Paulo, Brazil

Johnson Products Co., Inc.                                     (Florida)
(Wholly-Owned Subsidiary of Carson Products Company)
8522 South Lafayette Avenue
Chicago, IL 60620

Johnson Products Export Sales, Inc. (inactive)                 (Illinois)
(Wholly-Owned Subsidiary of Johnson Products)
8522 South Lafayette Avenue
Chicago, IL 60620

IVAX Personal Care Products P.R., Inc. (inactive)              (Puerto Rico)
(Wholly-Owned Subsidiary of Johnson Products)
8522 South Lafayette Avenue
Chicago, IL 60620

Johnson Products Co. (UK) Limited (inactive)                   (United Kingdom)
(Wholly-Owned Subsidiary of Johnson Products)
8522 South Lafayette Avenue
Chicago, IL 60620

Dermablend, Inc.                                               (Delaware)
(Wholly-Owned Subsidiary of Johnson Products)
8522 South Lafayette Avenue
Chicago, IL 60620